Exhibit 99.1

Low-dose, Weekly Contraceptive Patch $3.8B Addressable Market 1

Forward Looking Statement Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding projections and potential future results are examples of such forward-looking statements. The forward-looking statements are subject to important factors, risks and uncertainties, including, but not limited to, risks related to the FDA requiring us to reformulate Twirla, our ability to develop a reformulation that will address the FDA’s concerns, including showing bioequivalence, if necessary, our ability to successfully complete the suggested wear study and the potential that the results do not support a conclusion by the FDA that Twirla has demonstrated adequate adhesion, the potential that we may be required to conduct additional clinical trials, the likelihood that we will require additional correspondence with the FDA prior to the resubmission of the Twirla NDA, in addition to the planned correspondence regarding the design of the suggested wear study, our ability to resubmit and the timing of our resubmission of the NDA for Twirla, FDA acceptance and approval of the resubmitted NDA, or whether other issues will arise that will negatively impact acceptance, review, and approval of Twirla by the FDA, including a determination by the Advisory Committee that Twirla should not be approved, our ability to address the deficiencies identified by the FDA in the CRL issued in December 2017 and in the Type A meeting minutes issued in May 2018, the fact that our existing cash and cash equivalents may not be sufficient to fund the completion of the development and regulatory review process for Twirla, our ability to raise capital when needed to complete the development and regulatory review process for Twirla, and unforeseen market factors or events in our clinical and manufacturing development plans; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s Annual Report on for 10K for the year ended December 31, 2017 and in the quarterly reports filed with the SEC. 2

A champion for healthcare choices women deserve, headquartered in Princeton, NJ Dedicated to building a robust Women’s Health Franchise Twirla® is our initial opportunity Low-dose, Weekly Contraceptive Patch $3.8B Addressable Market 3

Short-Term Goal - Establish Agile in the prescription contraceptive market with Twirla®, our lead product candidate Long-Term Mission - Broaden our women’s health portfolio in areas of unmet medical need Agile’s Corporate Strategy: Become a Leader in Women’s Health 4 Establish Agile in Contraceptive Market with Lead Product Candidate Become Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need

Deep Experience Including Women’s Healthcare and Contraceptive Products Al Altomari Chairman and Chief Executive Officer Elizabeth Garner, MD, MPH Sr. Vice President and Chief Medical Officer Scott Coiante Vice President and Chief Financial Officer Geoff Gilmore General Counsel Agile’s Executive Management Team 5

Agile's Women's Health Mission Starts with Contraception

WHY CONTRACEPTION?	Women use contraception for an average of 30 years, and nearly all women use contraception at some point[1,2]
	~50% of pregnancies in U.S. women are unintended[3]
WHY DO WOMEN NEED MORE BIRTH CONTROL OPTIONS?	Nearly half of unintended pregnancies are due to inconsistent and/or improper use of contraception[4]
	Women's individual preferences for contraceptive methods vary and change across their lifetimes as their needs change[5]
	Women are more consistent with contraceptive use and stay with a method for longer when using a method of their choosing[4]

[1]Hamilton BE, Kirmeyer SE., National Center for Health Statistics. 2017; [2]Daniels K et al, National Center for Health Statistics. 2013
[3]Finer LB and Zolna MR, NEJM 2016; [4]Frost JJ and Darroch J., Perspectives on Sexual and Reproductive Health 2008
[5]Mansour D, Int J Women's Health 2014

Agile THERAPEUTICS
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What is Missing From Available Hormonal Birth Control Options?

"Some women are just not good at remembering to take a pill at the same time every day…Others don't want something in their vagina while others don't want an injection."
-Ob/Gyn

LOWER ESTROGEN DOSE

The dose of estrogen in CHCs is believed to be the primary factor influencing the risk of blood clots (VTEs)[1]

The only non-daily transdermal patch currently available delivers a high dose of estrogen[2]

NON-DAILY OPTIONS

Decrease the chance of missed daily pills[3]

Oral contraceptives (OCs) are highly effective when used correctly, however women report inconsistent use[4,5]

LESS INVASIVE METHODS

Preferred by some women[6]

Some women prefer to avoid injections, implants, and intrauterine devices

[1]Stegeman B. H., et al, BMJ 2013; [2]Xulane Package Insert; [3]FDA Press Release-Ortho Evra Label Update 2005; [4]Halpern V et al, Cochrane Review 2013; [5]CDC National Survey of Family Growth 2016; [6]Qualitative and quantitative HCP research, Kantar Health 2010; Third party research, 2017

Agile Therapeutics
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Expected to be the first and only low-dose contraceptive patch, delivering ~30µg/day EE Twirla® Designed to Fill A Hormonal Birth Control Market Need 8 Less invasive than some methods (vaginal ring, IUDs, injections, implants) “I want to eliminate the forgetfulness but I don’t want to lose that control either.” – Consumer, October 2016 Source: Qualitative consumer market research, Adelphi Research 2016 Pill Regimen: Once-a-day Patch Regimen: Once-a-week NON-DAILY LESS INVASIVE LOW DOSE

U.S. Hormonal Contraceptive Market is a Significant Opportunity 9 $1.6B P-only Pills category includes emergency contraceptive prescriptions. Not Shown: “All Other” category with <1M TRx Sources: IMS NSP through Dec 2017; ACOG FAQs $5.6 Billion US Contraceptive Market in 2017 Combined Hormonal Contraception (CHC) Progestin-Only (P-Only) Long Acting Reversible Contraception (LARC) CHC Pill, Ring, Patch P-only Pill, Injection IUD, Implant $3.8 Billion $439 Million $1.4 Billion CHC Pills + Ring + Patch = $3.8 Billion Potential Addressable Market for Rings (15%) Patches (5%) IUDs (16%) Implants (8%) Injectables (6%) P - Only Pills (2%) CHC Pills (48%)

6-9%* Twirla® has the Potential for Significant Market Share 10 *Assumes consumer activation with unaided awareness of 70% Sources: Qualitative and quantitative HCP research, Kantar Health 2010; Third party research, 2017; Qualitative and quantitative consumer market research, Adelphi Research 2016 Twirla Potential Peak TRx – HCP Market Research (% CHC Market) Consumer Market Research Twirla Market Research 16% 27% 17% 21% 67% 52% If a doctor recommended Twirla Based solely on Product Profile Likelihood to Ask for a Prescription for Twirla Rate 1 - 7, Not at all likely (1) to Extremely likely (7) Bottom (1,2,3) Middle (4) Top (5,6,7)

Twirla® Pivotal Phase 3 SECURE Trial

Single-arm 13-cycle trial of ~2000 healthy subjects aged ≥ 18 at 102 U.S. clinical sites

SECURE Study Design	Rigorous Design	• Frequent Pregnancy Testing • Stringent cycle exclusion
	Representative of Women Seeking Hormonal Contraception	• No exclusions for weight or BMI • SECURE trial population one of the heaviest for a CHC trial
Important Scientific Data	Efficacy	• Tight confidence interval achieved on overall results • Pearl Index higher than previously approved products • Effect of obesity observed
	Safety and Tolerability	• Low rate of hormone-related adverse events • Serious adverse events observed in 1.97% of subjects • Bleeding profile similar to low-dose oral CHCs
	Wearability	• Low levels of detachments, patch site irritation, and itching • Adhesion performance improved over time with increased use • Observed learning curve may be addressable through training

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June 2017 Resubmission of Twirla NDA to FDA Dec. 2017 Complete Response Letter (CRL) from FDA April 2018 Type A End of Review Meeting to Discuss CRL June 2018 Formal Dispute Resolution (FDR) on Adhesion Initiated Oct. 2018 Resolution of FDR & Potential Path Forward for Resubmission Recent Regulatory History 12 2018 2017

ISSUE RAISED BY FDA CRL Clarification from FDA for next steps Adhesion Test Methods New method appears reasonable and will be a review issue Manufacturing Inspection Observations Responses to initial PAI submitted. Likely subject to another PAI In Vivo Adhesion FDR completed; FDA recommended Comparative Wear Study with Xulane High Pearl Index FDA anticipates reviewing efficacy and benefit/risk at Advisory Committee Path To Potential Twirla® Approval 13 NEXT STEPS Comparative Wear Study with Xulane Resubmit NDA Likely PAI at Corium Anticipated Advisory Committee on Efficacy and Benefit/Risk

MARKET ACCESS Agile knows its market Top 8 payers expected to cover majority of commercial lives1 Strategic contracting to place Twirla in competitive reimbursement position SALES FORCE Small, targeted sales force (70-100 reps) to launch Phased hiring linked to formulary acceptance Focus on high-prescribing Ob/Gyns and women’s health NP/PAs MANUFACTURING Corium is an experienced contract patch manufacturer Qualification of commercial scale equipment in final stages Plan for completion of validation after approval LAUNCH NETWORK Relationships with experienced vendors to facilitate commercial launch Vendors have expertise in marketing, PR, market access, and supply chain Sources: 1Symphony Health Phast, July 2017 Agile Knows How to Scale Up for Commercialization of Twirla 14

AGRX Financial Overview 15 $16.9 Million cash on hand at September 30, 2018 $7.8 Million cash on hand (unaudited) at December 31, 2018 Debt fully paid off on December 1, 2018 34.4 Million common shares outstanding at September 30, 2018 34.4 Million weighted average shares outstanding 3 months ended Sept 30, 2018 34.3 Million weighted average shares outstanding 9 months ended Sept 30, 2018 $100.0 Million Universal Shelf Registration Statement on Form S-3 Shares Outstanding Potential Future Capital Balance Sheet

WHAT IS OUR INITIAL FOCUS? A low-dose, non-daily, less invasive contraceptive option – Twirla® WHY ARE WE WELL-POSITIONED TO EXECUTE OUR PLAN? Experienced management team with the ability to plan and execute Productive interactions with FDA and realizable next steps Foundation for Twirla® launch planning is established WHAT ARE OUR 2019 MILESTONES? Summary of Agile Therapeutics Opportunity 16 2019 MILESTONE PROJECTED TIMING Complete comparative wear study & announce results Q1 Resubmission/Acceptance of Twirla NDA 1st Half Likely Advisory Committee on Twirla 2nd Half Potential Twirla approval Year End

17 BACK-UP SLIDES

Evidence of Efficacy in a Representative Population 18 BMI Category BMI (kg/m2) % of Study Population Pearl Index UB 95% CI Normal* < 25 39% 3.03 4.62 Overweight  25 - < 30 25% 5.36 7.98 Obese  30 35% 6.42 8.88 Non-Obese* < 30 65% 3.94 5.35 Obese  30 35% 6.42 8.88 ITT = Intent to Treat; all results shown are based on ITT subjects  35 years of age; UB 95% CI = upper bound of the 95% confidence interval Source: 1Personal correspondence with Dr. James Trussell Population (ITT) Pearl Index UB 95% CI  35 years of age 4.80 6.06 *Reflective of Historical CHC Trial Populations A tight confidence interval was achieved on the overall results: Prespecified analyses showed an effect of obesity: Pearl Index with no contraception1: ~190 # On-treatment pregnancies # Cycles x 1300 Pearl Index =

Failure rate (Life table analysis) is an important pre-specified, supplemental efficacy endpoint in contraceptive trials More clinically relevant than Pearl Index Failure rate was 4.2% at Cycle 13, inclusive of all subjects regardless of BMI Life Table Efficacy is Another Clinical Measure 19 UB 95% CI = upper bound of the 95% confidence interval 95.8% of SECURE trial subjects did not have a pregnancy during the trial Cycle % of Subjects With a Pregnancy UB of 95% CI 1 0.2 0.51 2 0.6 1.15 3 1.0 1.64 4 1.6 2.40 5 2.0 2.84 6 2.6 3.58 7 2.8 3.77 8 3.2 4.28 9 3.4 4.50 10 3.5 4.61 11 3.7 4.85 12 3.9 5.10 13 4.2 5.48

Safety and Tolerability Profile in the Phase 3 Trials

Low rates of hormone-related adverse events, consistent with publicly available information for other low-dose combined hormonal products:

Adverse Event*	SECURE Trial	Prior Agile Phase 3 Trials	Ortho Evra Trials*	Quartette Trial*
Total in Safety Population	2031	1043	3322	3597
Headache	4.5%	3.7%	21.0%	12.2%
Nausea	4.1%	4.3%	16.6%	6.7%
Breast tenderness/pain/discomfort	2.0%	1.8%	22.4%	2.2%
Mood swings/changes/depression	2.7%	2.8%	6.3%	2.9%
Heavy/irregular vaginal bleeding	2.6%	2.1%	6.4%	9.7%

- Overall serious adverse events (SAEs) were observed in 1.97% of the SECURE trial study population; generally in line with those observed in other low-dose combined hormonal products* (rate in Quartette trial = 1.6%); 0.7% of subjects had SAEs that were considered potentially study drug related, including deep vein thrombosis (DVT), pulmonary embolism (PE), gallbladder disease, ectopic pregnancy, and depression
- In the combined safety database for Agile Phase 3 trials (n >3,000), there were 5 subjects with potentially study drug related DVTs or PEs, 4 of whom were obese (BMI >30kg/m2)

*Information is based on currently marketed product labels and publicly available information; adverse event (AE) terms utilized in table (except nausea) represent composites of relevant specific AE preferred terms. Different terminology may be used in product labels and reports. We have not performed a head-to-head comparison of Twirla to Ortho Evra or Quartette.

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Bleeding Profile Similar to Oral Low-Dose CHCs

- Bleeding-related side effects are among the top reasons women discontinue hormonal contraception[1]
- Monthly withdrawal bleeding duration (mean 3-3.7 days) in SECURE trial subjects was generally consistent with approved low-dose CHCs
- Breakthrough bleeding also generally consistent with approved low-dose CHCs[2] and decreased during the 13 cycles of the study
- 2.2% of SECURE trial subjects discontinued due to a bleeding-related adverse event (Quartette: 5%; Natazia: 2.3%; Ortho Evra 1.1%)



Mean Number of Unscheduled Bleeding/Spotting Days by Cycle
Mean # of Days of Unscheduled Bleeding/Spotting
3.5
3
2.5
2
1.5
1
0.5
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Cycle

Analysis of subjects in the Safety Population of SECURE trial
Sources: [1]Moreau C, et al. *Contraception* 2007 ; [2]publicly available product labels

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99.2 - 99.7% of patch adhesion scores ranged from no lifting of the patch (score = 0) to slight lifting at the edges (score = 1) As rated by SECURE trial Investigators during routine subject visits, using a 5-point scale provided by the FDA Adhesion Profile in the SECURE Trial 22 Investigator-Reported Patch Adhesion Scores Score 2-4 2:  50% adhered but < 75% (at least half of system lifts off) 3: < 50% (more than half of the patch lifts off, but the patch remains attached) 4: Patch completely detached Score 0-1 0:  90% adhered (none to minimal lift) 1:  75% adhered but < 90% (some edges showing lift) 88 90 92 94 96 98 100 1 2 3 4 5 6 7 Percentage of Scores Patch Day

Observable Trend in Pearl Indices for Approved Combined Hormonal Contraceptives (CHCs) 23 Product (Year Approved) Pearl Index Ortho Evra (2001) 1.07 Nuvaring (2001) 2.02 Yasmin (2001) 0.4 Seasonale (2003) 1.98 Loestrin 24 FE (2006) 1.82 Seasonique (2006) 1.34 Yaz (2007) 1.41 Lybrel (2007) 2.38 LoSeasonique (2008) 2.74 Natazia (2010) 1.64 LoLoestrin (2010) 2.92 Generess (2010) 2.01 Quartette (2013) 3.19 Quartette 90kg 4.82 Quartette 70 to <90kg 3.38 Quartette <70kg 2.59 Sources: Trussell, et al., The Creeping Pearl (2013), currently marketed product labels, and publicly available information Quartette Overall Twirla Normal (BMI <25) Twirla Non - Obese (BMI <30) Twirla Overall (mean BMI 28.3) Twirla Overweight (BMI 25 to <30) Twirla Obese (BMI ?30) Quartette ?90kg Quartette ?70kg to <90kg Quartette <70kg 0 1 2 3 4 5 6 7 2000 2005 2010 2015 2020 Pearl Index Historical Pearl Indices for CHCs Approved Since 2000 and the Pearl Indices Observed in the SECURE Trial Approved Combined Hormonal Contraceptives, CHCs Twirla Quartette Weight Groups Linear (Approved Combined Hormonal Contraceptives, CHCs)

6-9% Consumers “extremely likely” to ask for Twirla 15% ObGyns “% of next 100 patients” 14%* Average of Analog Brands 9.6% Twirla® Peak Share Estimate Rationale 24 Based on Consumer & Physician Market Research and Market Analogs Sources: IMS NPA, 2002-2014 Qualitative and Quantitative HCP and Consumer market research, Adelphi Research 2016 *ObGyns estimated 22% share, adjusted to 14% for overstatement